                                                                    Exhibit 99.4

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Z_POHE0504_MKT - PRICE/YIELD - M1

Balance        $37,474,000.00                    Delay                0
Coupon         4.04                              Dated                8/25/2005
Settle         8/25/2005                         First Payment        9/25/2005

              Price           100.0000
        Disc Margin                 49                  49                  37                  37                  37

 WAL for Princ Pmts               5.42                5.19                5.27                5.31                5.36
     Mod Durn 30360               4.39                4.29                4.30                4.33                4.36
   Principal Window            58 - 73             56 - 69             56 - 71             56 - 72             57 - 74
 Principal # Months                 16                  14                  16                  17                  18
Principal Writedown              0.00%               0.00%               0.00%               0.00%               0.00%
 Collat Liquidation              0.00%               6.66%              12.60%              17.93%              22.74%
        Collat Loss              0.00%               2.69%               5.09%               7.25%               9.19%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC             100 PPC
            Default              0 CDR               2 CDR               4 CDR               6 CDR               8 CDR
      Loss Severity                40%                 40%                 40%                 40%                 40%
  Servicer Advances               100%                100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12                  12
             Delinq               100%                100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)            Call (N)

Z_POHE0504_ML

Balance        Index                LIBOR_1MO | 0
Coupon         Mult / Margin        1 / 0.49000
Settle         Cap / Floor          999 / 0

              Price
        Disc Margin                 37                  38                  38                  39

 WAL for Princ Pmts               5.42                5.49                5.59                5.72
     Mod Durn 30360               4.40                4.45                4.51                4.60
   Principal Window            57 - 75             57 - 77             57 - 80             57 - 85
 Principal # Months                 19                  21                  24                  29
Principal Writedown              0.00%               0.00%               0.00%               0.00%
 Collat Liquidation             27.10%              31.07%              34.71%              38.05%
        Collat Loss             10.95%              12.55%              14.02%              15.36%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC
            Default             10 CDR              12 CDR              14 CDR              16 CDR
      Loss Severity                40%                 40%                 40%                 40%
  Servicer Advances               100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12
             Delinq               100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)

Z_POHE0504_MKT - PRICE/YIELD - M2

Balance        $26,408,000.00                    Delay                0
Coupon         4.2                               Dated                8/25/2005
Settle         8/25/2005                         First Payment        9/25/2005

              Price           100.0000
        Disc Margin                 65                  65                  51                  51                  53

 WAL for Princ Pmts               6.63                6.31                6.55                6.73                6.96
     Mod Durn 30360               5.14                5.01                5.11                5.22                5.35
   Principal Window            73 - 87             69 - 83             71 - 87             72 - 91             74 - 96
 Principal # Months                 15                  15                  17                  20                  23
Principal Writedown              0.00%               0.00%               0.00%               0.00%               0.00%
 Collat Liquidation              0.00%               6.66%              12.60%              17.93%              22.74%
        Collat Loss              0.00%               2.69%               5.09%               7.25%               9.19%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC             100 PPC
            Default              0 CDR               2 CDR               4 CDR               6 CDR               8 CDR
      Loss Severity                40%                 40%                 40%                 40%                 40%
  Servicer Advances               100%                100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12                  12
             Delinq               100%                100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)            Call (N)

Z_POHE0504_MK

Balance        Index                LIBOR_1MO | 0
Coupon         Mult / Margin        1 / 0.65000
Settle         Cap / Floor          999 / 0

              Price
        Disc Margin                 55                  58                  62                -163

 WAL for Princ Pmts               7.27                7.75                8.72                9.20
     Mod Durn 30360               5.53                5.80                6.28                6.50
   Principal Window           75 - 104            77 - 118            80 - 176            85 - 360
 Principal # Months                 30                  42                  97                 276
Principal Writedown              0.00%               0.00%               0.00%              24.92%
 Collat Liquidation             27.10%              31.07%              34.71%              38.05%
        Collat Loss             10.95%              12.55%              14.02%              15.36%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC
            Default             10 CDR              12 CDR              14 CDR              16 CDR
      Loss Severity                40%                 40%                 40%                 40%
  Servicer Advances               100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12
             Delinq               100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)

Z_POHE0504_MKT - PRICE/YIELD - M1

Balance        $37,474,000.00                    Delay                0
Coupon         4.04                              Dated                8/25/2005
Settle         8/25/2005                         First Payment        9/25/2005

              Price           100.0000
        Disc Margin                 49                  37                  38                  38                  39

 WAL for Princ Pmts               5.42                5.37                5.59                5.84                6.17
     Mod Durn 30360               4.39                4.37                4.52                4.68                4.89
   Principal Window            58 - 73             58 - 72             59 - 76             61 - 81             63 - 88
 Principal # Months                 16                  15                  18                  21                  26
Principal Writedown              0.00%               0.00%               0.00%               0.00%               0.00%
 Collat Liquidation              0.00%               6.66%              12.60%              17.93%              22.74%
        Collat Loss              0.00%               4.04%               7.64%              10.87%              13.78%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC             100 PPC
            Default              0 CDR               2 CDR               4 CDR               6 CDR               8 CDR
      Loss Severity                60%                 60%                 60%                 60%                 60%
  Servicer Advances               100%                100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12                  12
             Delinq               100%                100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)            Call (N)

Z_POHE0504_MK

Balance        Index                LIBOR_1MO | 0
Coupon         Mult / Margin        1 / 0.49000
Settle         Cap / Floor          999 / 0

              Price
        Disc Margin                 41                  44                -100                -488

 WAL for Princ Pmts               6.65                7.47                8.43                8.90
     Mod Durn 30360               5.18                5.64                6.15                6.42
   Principal Window           66 - 100            69 - 130            74 - 360            81 - 360
 Principal # Months                 35                  62                 287                 280
Principal Writedown              0.00%               0.00%              17.22%              46.01%
 Collat Liquidation             27.10%              31.07%              34.71%              38.05%
        Collat Loss             16.42%              18.82%              21.02%              23.05%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC
            Default             10 CDR              12 CDR              14 CDR              16 CDR
      Loss Severity                60%                 60%                 60%                 60%
  Servicer Advances               100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12
             Delinq               100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)

Z_POHE0504_MKT - PRICE/YIELD - M2

Balance        $26,408,000.00                    Delay                0
Coupon         4.2                               Dated                8/25/2005
Settle         8/25/2005                         First Payment        9/25/2005

              Price           100.0000
        Disc Margin                 65                  51                  52                  55                  61

 WAL for Princ Pmts               6.63                6.62                7.12                7.81                9.10
     Mod Durn 30360               5.14                5.15                5.45                5.84                6.50
   Principal Window            73 - 87             72 - 88             76 - 97            81 - 111            88 - 147
 Principal # Months                 15                  17                  22                  31                  60
Principal Writedown              0.00%               0.00%               0.00%               0.00%               0.00%
 Collat Liquidation              0.00%               6.66%              12.60%              17.93%              22.74%
        Collat Loss              0.00%               4.04%               7.64%              10.87%              13.78%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC             100 PPC
            Default              0 CDR               2 CDR               4 CDR               6 CDR               8 CDR
      Loss Severity                60%                 60%                 60%                 60%                 60%
  Servicer Advances               100%                100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12                  12
             Delinq               100%                100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)            Call (N)

Z_POHE0504_MK

Balance        Index                LIBOR_1MO | 0
Coupon         Mult / Margin        1 / 0.65000
Settle         Cap / Floor          999 / 0

              Price
        Disc Margin               -196                -995              -4,243              -6,512

 WAL for Princ Pmts              10.87               13.22                0.00                0.00
     Mod Durn 30360               7.22                8.08                4.24                3.62
   Principal Window          100 - 360           130 - 360             NA - NA             NA - NA
 Principal # Months                261                 231                  NA                  NA
Principal Writedown             32.67%              80.61%             100.00%             100.00%
 Collat Liquidation             27.10%              31.07%              34.71%              38.05%
        Collat Loss             16.42%              18.82%              21.02%              23.05%

              LIBOR   Forward + 200bps    Forward + 200bps    Forward + 200bps    Forward + 200bps
             Prepay            100 PPC             100 PPC             100 PPC             100 PPC
            Default             10 CDR              12 CDR              14 CDR              16 CDR
      Loss Severity                60%                 60%                 60%                 60%
  Servicer Advances               100%                100%                100%                100%
    Liquidation Lag                 12                  12                  12                  12
             Delinq               100%                100%                100%                100%
Optional Redemption           Call (N)            Call (N)            Call (N)            Call (N)